EXHIBIT (21) SUBSIDIARIES OF REGISTRANT	Sprint Corporation

Sprint Corporation is the parent. The subsidiaries of Sprint Corporation are as follows:

Name	Jurisdiction of Incorporation or Organization	Ownership Interest Held By Its Immediate Parent
American Telecasting, Inc.	Delaware	100
American Telecasting Development, Inc.	Delaware	100
Fresno MMDS Associates, A General Partnership	California Partnership	35
FMA Licensee Subsidiary, Inc.	California	100
American Telecasting of Anchorage, Inc.	Delaware	100
American Telecasting of Bend, Inc.	Delaware	100
American Telecasting of Billings, Inc.	Delaware	100
American Telecasting of Bismarck, Inc.	Delaware	100
American Telecasting of Central Florida, Inc.	Delaware	100
American Telecasting of Cincinnati, Inc.	Delaware	100
American Telecasting of Colorado Springs, Inc.	Delaware	100
American Telecasting of Columbus, Inc.	Delaware	100
American Telecasting of Denver, Inc.	Delaware	100
American Telecasting of Fort Collins, Inc.	Delaware	100
American Telecasting of Fort Myers, Inc.	Delaware	100
American Telecasting of Green Bay, Inc.	Delaware	100
American Telecasting of Minnesota, Inc.	Delaware	100
American Telecasting of Nebraska, Inc.	Delaware	100
American Telecasting of North Dakota, Inc.	Delaware	100
American Telecasting of South Dakota, Inc.	Delaware	100
American Telecasting of Hawaii, Inc.	Delaware	100
American Telecasting of Jackson, Inc.	Delaware	100
American Telecasting of Jacksonville, Inc.	Delaware	100
American Telecasting of Lansing, Inc.	Delaware	100
American Telecasting of Lincoln, Inc.	Delaware	100
American Telecasting of Little Rock, Inc.	Delaware	100
American Telecasting of Louisville, Inc.	Delaware	100
American Telecasting of Medford, Inc.	Delaware	100
American Telecasting of Michiana, Inc.	Delaware	100
American Telecasting of Monterey, Inc.	Delaware	100
American Telecasting of Oklahoma, Inc.	Delaware	100
American Telecasting of Portland, Inc.	Delaware	100
American Telecasting of Rapid City, Inc.	Delaware	100
American Telecasting of Redding, Inc.	Delaware	100
American Telecasting of Rockford, Inc.	Delaware	100
American Telecasting of Salem/Eugene, Inc.	Delaware	100
American Telecasting of Santa Barbara, Inc.	Delaware	100
American Telecasting of Santa Rosa, Inc.	Delaware	100
American Telecasting of Sarasota, Inc.	Delaware	100
American Telecasting of Seattle, Inc.	Delaware	90
American Telecasting of Sheridan, Inc.	Delaware	100
American Telecasting of Sioux Valley, Inc.	Delaware	100
American Telecasting of Toledo, Inc.	Delaware	100
American Telecasting of Youngstown, Inc.	Delaware	100
American Telecasting of Yuba City, Inc.	Delaware	100
Fresno Wireless Cable Television, Inc.	Washington	100
Fresno MMDS Associates, A General Partnership	California Partnership	65
Superchannels of Las Vegas, Inc.	Arizona	58

Carolina Telephone and Telegraph Company	North Carolina	100
NOCUTS, Inc.	Pennsylvania	100
SC One Company	Kansas	100

Centel Corporation	Kansas	91.4	(1)
Centel Capital Corporation	Delaware	100
Centel Directories LLC	Delaware	100

(1)	Sprint Corporation owns all of the common stock. The voting preferred stock is held by 11 Sprint subsidiaries.

EXHIBIT (21) SUBSIDIARIES OF REGISTRANT (continued)	Sprint Corporation

Name	Jurisdiction of Incorporation or Organization	Ownership Interest Held By Its Immediate Parent
(Centel Corporation continued)
Centel-Texas, Inc.	Texas	100
Central Telephone Company of Texas	Texas	100
Central Telephone Company	Delaware	100
Central Telephone Company of Virginia	Virginia	100
Sprint-Florida, Incorporated	Florida	100

C FON Corporation	Delaware	100

People’s Choice TV Corp.	Delaware	100
Alda Gold, Inc.	Delaware	100
Alda Tucson, Inc.	Delaware	100
Alda Wireless Holdings, Inc.	Delaware	100
Broadcast Cable, Inc.	Indiana	24.9
PCTV Development Co.	Delaware	100
PCTV Gold, Inc.	Delaware	100
People’s Choice TV of Albuquerque, Inc.	Delaware	100
People’s Choice TV of Houston, Inc.	Delaware	100
People’s Choice TV of Milwaukee, Inc.	Delaware	100
People’s Choice TV of Salt Lake City, Inc.	Delaware	100
People’s Choice TV of St. Louis, Inc.	Delaware	100
People’s Choice TV of Tucson, Inc.	Delaware	100
Preferred Entertainment, Inc.	Delaware	100
Sat-Tel Services, Inc.	Arizona	100
SpeedChoice Equipment, Inc.	Delaware	100
SpeedChoice of Detroit, Inc.	Delaware	100
SpeedChoice of Phoenix, Inc.	Delaware	100
Waverunner, Inc.	Delaware	100
Wireless Cable of Indianapolis, Inc.	Delaware	91.6
Broadcast Cable, Inc.	Indiana	75.1

Pin Drop Insurance, Ltd.	Bermuda	100

S-N Merger Corp.	Delaware	100

SPCS Caribe Inc.	Puerto Rico	100

Sprint Asian American, Inc.	Kansas	100

Sprint Capital Corporation	Delaware	100
SprintFinCo, Inc.	Kansas	100

SprintCom, Inc.	Kansas	100

Sprint Credit General, Inc.	Kansas	100

Sprint Credit Limited, Inc.	Kansas	100

Sprint eBusiness, Inc.	Kansas	100

Sprint Enterprise Network Services, Inc.	Kansas	100
Sprint Paranet Canada, Inc.	Canada	100

Sprint eWireless, Inc.	Kansas	100

Sprint Healthcare Systems, Inc.	Kansas	100

Sprint International Holding, Inc.	Kansas	100
SIHI Mexico, S. de R.L. de C.V.	Mexico	99
SIHI New Zealand Holdco, Inc.	Kansas	100
Sprint International New Zealand	New Zealand	100
SIHI Scandinavia AB	Sweden	100
SIHI South Africa (Pty) Ltd.	South Africa	100
Sprint France SAS	France	100
Sprint Hong Kong Limited	Hong Kong	50

EXHIBIT (21) SUBSIDIARIES OF REGISTRANT (continued)	Sprint Corporation

Name	Jurisdiction of Incorporation or Organization	Ownership Interest Held By Its Immediate Parent
(Sprint International Holding, Inc. subsidiaries continued)
Sprint International Argentina SRL	Argentina	99.9
Sprint International Australia Pty. Limited	Australia	100
Sprint International Austria GmbH	Austria	100
Sprint International Chile Limitada	Chile	99.9
Sprint International Colombia Ltda.	Colombia	99.9
Sprint International Communications Canada ULC	Canada	100
Sprint International Communications Singapore Pte. Ltd.	Singapore	100
Sprint International do Brasil Ltda.	Brazil	50
Sprint International Holding, Inc.—Japanese Branch Office	Japan	100
Sprint International Holding, Inc.—Shanghai Representative Office	China	100
Sprint International Japan Corp.	Japan	100
Sprint International Korea	Korea	100
Sprint International Norway AS	Norway	100
Sprint International Spain, S.L.	Spain	98
Sprint International Taiwan	Taiwan	100
Sprint International Venezuela, S.R.L.	Venezuela	100
SprintLink Belgium BVBA	Belgium	99.5
SprintLink Denmark ApS	Denmark	100
SprintLink France SAS	France	100
SprintLink Germany GmbH	Germany	100
Sprintlink India Private Limited	India	100
SprintLink International (Switzerland) GmbH	Switzerland	95
SprintLink Ireland Limited	Ireland	100
SprintLink Italy S.r.l.	Italy	99
SprintLink Netherlands B.V.	Netherlands	100
SprintLink UK Limited	United Kingdom	100
Sprint Netherlands B.V.	Netherlands	100
Telecom Entity Participacoes Ltda.	Brazil	50
JVCO Participacoes Ltda.	Brazil	50
Holdco Participacoes Ltda.	Brazil	99.9
Intelig Telecomunicacoes Ltda.	Brazil	99.9

Sprint Long Distance, Inc.	Delaware	100

Sprint Long Distance of Virginia, Inc.	Virginia	100

Sprint Mexico, Inc.	Kansas	100

Sprint Mid-Atlantic Telecom, Inc.	North Carolina	100

Sprint Minnesota, Inc.	Minnesota	100

Sprint Missouri, Inc.	Missouri	100
SC Eight Company	Kansas	100

Sprint North Supply Company	Ohio	100
Northstar Transportation, Inc.	Kansas	100
North Supply Company of Lenexa	Delaware	100
Sprint Products Group, Inc.	Kansas	100

Sprint Payphone Services, Inc.	Florida	100

Sprint PCS Canada Holdings, Inc.	Kansas	100

Sprint Solutions, Inc.	Delaware	100

Sprint TELECENTERs, Inc.	Florida	100

Sprint/United Management Company	Kansas	100
Sprint Services, Inc.	Kansas	100

Sprint Ventures, Inc.	Kansas	100

EXHIBIT (21) SUBSIDIARIES OF REGISTRANT (continued)	Sprint Corporation

Name	Jurisdiction of Incorporation or Organization	Ownership Interest Held By Its Immediate Parent
Sprint Wavepath Holdings, Inc.	Delaware	100
Sprint (Bay Area), Inc.	Florida	100
Wavepath Holdings, Inc.	Delaware	62.5
Bay Area Cablevision, Inc.	California	100
Transworld Wireless T.V.—Spokane, Inc.	Delaware	100
TTI Acquisition Corporation	Delaware	100
Desert Winds Comm, Inc.	California	100
WHI—San Diego, Inc.	California	100
Wireless Holdings Purchasing Co.	Delaware	100

SWV Eight, Inc.	Delaware	100
SWV Three Telephony Partnership	Delaware Partnership	22
Sprint Telephony PCS, L.P.	Delaware Partnership	40.8
Sprint PCS Assets, L.L.C.	Delaware	100
Sprint PCS License, L.L.C.	Delaware	100
PCS Leasing Company, L.P.	Delaware Partnership	51

SWV Five, Inc.	Delaware	100
PhillieCo Partners I, L.P.	Delaware Partnership	35.3
PhillieCo Sub, L.P.	Delaware Partnership	99
PhillieCo, L.P.	Delaware Partnership	99
PhillieCo Equipment & Realty Company, L.P.	Delaware Partnership	99
PhillieCo Partners II, L.P.	Delaware Partnership	35.3
PhillieCo Equipment & Realty Company, L.P.	Delaware Partnership	1
PhillieCo, L.P.	Delaware Partnership	1
PhillieCo Sub, L.P.	Delaware Partnership	1

SWV Four, Inc.	Delaware	100
PhillieCo Partners I, L.P.	Delaware Partnership	17.6
PhillieCo Partners II, L.P.	Delaware Partnership	17.6
SWV Two Telephony Partnership	Delaware Partnership	99
MinorCo, L.P.	Delaware Partnership	15
American PCS, L.P.	Delaware Partnership	(2)
American PCS Communications, LLC	Delaware	99(3)
APC PCS, LLC	Delaware	99(4)
APC Realty and Equipment Company, LLC	Delaware	99(4)
American Personal Communications Holdings, Inc.	Delaware	100
American PCS Communications, LLC	Delaware	(5)
APC PCS, LLC	Delaware	(5)
APC Realty and Equipment Company, LLC	Delaware	(5)
Sprint Spectrum Equipment Company, L.P.	Delaware Partnership	(2)
MASSPCSCO	Delaware Statutory Trust	100
Sprint Spectrum L.P.	Delaware Partnership	(2)
Sprint Spectrum Equipment Company, L.P.	Delaware Partnership	99(6)
Sprint Spectrum Realty Company, L.P.	Delaware Partnership	99(6)
WirelessCo, L.P.	Delaware Partnership	99(6)
Sprint Spectrum Realty Company, L.P.	Delaware Partnership	(2)
WirelessCo, L.P.	Delaware Partnership	(2)
Sprint Spectrum Holding Company, L.P.	Delaware Partnership	15
American PCS, L.P.	Delaware Partnership	99(7)
Sprint Telephony PCS, L.P.	Delaware Partnership	59.2

(2)	MinorCo, L.P. holds a limited and preferred partnership interest of less than 1%.

(3)	American PCS, L.P. holds the general partnership interest of greater than 99%.

(4)	American PCS Communications, LLC holds the general partnership interest of greater than 99%.

(5)	American Personal Communications Holdings, Inc. holds a limited partnership interest of less than 1%.

(6)	Sprint Spectrum L.P. holds the general partnership interest of greater than 99%.

(7)	Sprint Spectrum Holding Company, L.P. holds the general partnership interest of greater than 99%.

EXHIBIT (21) SUBSIDIARIES OF REGISTRANT (continued)	Sprint Corporation

Name	Jurisdiction of Incorporation or Organization	Ownership Interest Held By Its Immediate Parent
(SWV Four, Inc. subsidiaries continued)
PCS Leasing Company, L.P.	Delaware Partnership	49
Sprint Spectrum L.P.	Delaware Partnership	99(7)

SWV One, Inc.	Delaware	100
SWV One Telephony Partnership	Delaware Partnership	1
MinorCo, L.P.	Delaware Partnership	15
Sprint Spectrum Holding Company, L.P.	Delaware Partnership	15

SWV Seven, Inc.	Delaware	100
SWV Three Telephony Partnership	Delaware Partnership	78

SWV Six, Inc.	Colorado	100
MinorCo, L.P.	Delaware Partnership	30
Sprint Spectrum Holding Company, L.P.	Delaware Partnership	30

SWV Three, Inc.	Delaware	100
SWV Two Telephony Partnership	Delaware Partnership	1

SWV Two, Inc.	Delaware	100
SWV One Telephony Partnership	Delaware Partnership	99

TDI Acquisition Corporation	Delaware	100
WBS California, LLC	Delaware	100
WBSE Licensing Corporation	Delaware	100
WBSS Licensing Corporation	Delaware	100
WBS Idaho, LLC	Delaware	100
WBSB Licensing Corporation	Delaware	100
WBS Montana, LLC	Delaware	100
WBSH Licensing Corporation	Delaware	100
WBS Oregon, LLC	Delaware	100
WBSCB Licensing Corporation	Delaware	100
WBSK Licensing Corporation	Delaware	100
WBSR Licensing Corporation	Delaware	100
WBS Washington, LLC	Delaware	100
Kennewick Licensing, LLC	Delaware	100
WBSY Licensing Corporation	Delaware	100
Wireless Broadband Company LLC	Delaware	100
Wireless Broadband Services of America, LLC	Delaware	100
Wireless Broadcasting Systems of America, Inc.	Delaware	100
Wireless Broadcasting Systems of Boise, Inc.	Delaware	100
Wireless Broadcasting Systems of Coos Bay, Inc.	Delaware	100
Wireless Broadcasting Systems of Eureka, Inc.	Delaware	100
Wireless Broadcasting Systems of Ft. Pierce, Inc.	Delaware	100
WBSFP Licensing Corporation	Delaware	100
Wireless Broadcasting Systems of Helena, Inc.	Delaware	100
Wireless Broadcasting Systems of Klamath, Inc.	Delaware	100
Wireless Broadcasting Systems of Melbourne, Inc.	Delaware	100
WBSM Licensing Corporation	Delaware	100
Wireless Broadcasting Systems of Roseburg, Inc.	Delaware	100
Wireless Broadcasting Systems of Sacramento, Inc.	Delaware	100
Wireless Broadcasting Systems of West Palm, Inc.	Delaware	100
WBSWP Licensing Corporation	Delaware	100
Wireless Broadcasting Systems of Yakima, Inc.	Delaware	100
Wireless Broadcasting Systems of Knoxville, LLC	Delaware	100
Cherokee Wireless of Knoxville, Inc.	Delaware	100

Transworld Telecommunications, Inc.	Pennsylvania	100
Wavepath Holdings, Inc.	Delaware	37.5

(7)	Sprint Spectrum Holding Company, L.P. holds the general partnership interest of greater than 99%.

EXHIBIT (21) SUBSIDIARIES OF REGISTRANT (continued)	Sprint Corporation

Name	Jurisdiction of Incorporation or Organization	Ownership Interest Held By Its Immediate Parent
UCOM, Inc.	Missouri	100
Sprint Communications Company L.P.	Delaware Partnership	34.1
MASSFONCO	Delaware Statutory Trust	100
Sprint Communications Company of New Hampshire, Inc.	New Hampshire	100
Sprint Communications Company of Virginia, Inc.	Virginia	100
Sprint Communications LLC	Delaware	100
Sprint Directory Trademark Company, LLC	Delaware	100
Sprint Licensing, Inc.	Kansas	100
United Telephone Company of Kansas	Kansas	1(8)
USST of Texas, Inc.	Texas	100
SprintCom Equipment Company L.P.	Delaware	49
Sprint Enterprises, L.P.	Delaware Partnership	48.9
MinorCo, L.P.	Delaware Partnership	40
PhillieCo Partners I, L.P.	Delaware Partnership	47.1
PhillieCo Partners II, L.P.	Delaware Partnership	47.1
Sprint Spectrum Holding Company, L.P.	Delaware Partnership	40
Sprint Global Venture, Inc.	Kansas	(9)
SGV Corporation	Kansas	100

United Telephone Company of the Carolinas	South Carolina	100
SC Two Company	Kansas	100

United Telephone Company of Eastern Kansas	Delaware	100
Sprint/United Midwest Management Services Company	Kansas	20
United Teleservices, Inc.	Kansas	100

United Telephone Company of Florida	Florida	100

United Telephone Company of Indiana, Inc.	Indiana	100
SC Four Company	Kansas	100

United Telephone Company of Kansas	Kansas	99(8)
Sprint/United Midwest Management Services Company	Kansas	80

United Telephone Company of New Jersey, Inc.	New Jersey	100

United Telephone Company of the Northwest	Oregon	100

United Telephone Company of Ohio	Ohio	100
SC Five Company	Kansas	100

United Telephone Company of Pennsylvania, The	Pennsylvania	100
SC Six Company	Kansas	100

United Telephone Company of Southcentral Kansas	Arkansas	100

United Telephone Company of Texas, Inc.	Texas	100
SC Seven Company	Kansas	50

United Telephone Company of the West	Delaware	100

United Telephone-Southeast, Inc.	Virginia	100
SC Three Company	Kansas	100

US Telecom, Inc.	Kansas	100
ASC Telecom, Inc.	Kansas	100
LCF, Inc.	California	100
SC Seven Company	Kansas	50
Sprint Communications Company L.P.	Delaware Partnership	58.9

(8)	Sprint Corporation owns all of the common stock. The voting preferred stock is held by Sprint Communications Company L.P.

(9)	Ucom, Inc., US Telecom, Inc., and Utelcom, Inc. each holds less than 1% of the common stock.

EXHIBIT (21) SUBSIDIARIES OF REGISTRANT (continued)	Sprint Corporation

Name	Jurisdiction of Incorporation or Organization	Ownership Interest Held By Its Immediate Parent
(US Telecom, Inc. subsidiaries continued)
SprintCom Equipment Company L.P.	Delaware	51
Sprint Enterprises, L.P.	Delaware Partnership	51
Sprint Global Venture, Inc.	Kansas	(9)
Sprint Iridium, Inc.	Kansas	100
United Telecommunications, Inc.	Delaware	100
US Telecom of New Hampshire, Inc.	New Hampshire	100

Utelcom, Inc.	Kansas	100
Private TransAtlantic Telecommunications System, Inc.	Delaware	100
Private Trans-Atlantic Telecommunications System (N.J.), Inc.	New Jersey	100
Sprint Communications Company L.P.	Delaware Partnership	4.9
Sprint Global Venture, Inc.	Kansas	(9)
Sprint International Incorporated	Delaware	100
Dial—The Israeli Company for International Communication Services LTD	Israel	54.4
SIHI Mexico S. de R.L. de C.V.	Mexico	1
Sprint Global Venture, Inc.	Kansas	86
Sprint Hong Kong Limited	Hong Kong	50(10)
Sprint International Argentina SRL	Argentina	.1
Sprint International do Brasil Ltda.	Brazil	50
Sprint International Caribe, Inc.	Puerto Rico	100
Sprint International Chile Limitada	Chile	.1
Sprint International Colombia Ltda.	Colombia	.1
Sprint International Communications Corporation	Delaware	100
Sprint Communications Company L.P.	Delaware Partnership	1.9
Sprint Global Venture, Inc.	Kansas	13
Sprint International Network Company LLC	Delaware	100
Sprint International Incorporated—Beijing Representative Office	China	100
Sprint International Spain, S.L.	Spain	2
SprintLink Belgium BVBA	Belgium	.5
SprintLink International (Switzerland) GmbH	Switzerland	5
SprintLink Italy S.r.l.	Italy	1
Sprint Telecommunications Services GmbH	Germany	100

Wireless Cable of Florida, Inc.	Florida	100

(9)	Ucom, Inc., US Telecom, Inc., and Utelcom, Inc. each holds less than 1% of the common stock.

(10)	Held in trust for Sprint International Holding, Inc.